CP HIGH YIELD TREND ETF
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.6%
	FIXED INCOME - 99.6%
78,126	iShares 3-7 Year Treasury Bond ETF	$ 9,535,278

	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,915,536)	9,535,278

	TOTAL INVESTMENTS - 99.6% (Cost $9,915,536)	$ 9,535,278
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.4%	42,678
	NET ASSETS - 100.0%	$ 9,577,956

ETF	- Exchange-Traded Fund